                                                                   Exhibit 10.36

                                    AGREEMENT
                             TO FOREGO COMPENSATION

An Agreement is made between A. Edward Allinson (the "Director") and Kansas City Southern Industries, Inc. (the "Company").

WHEREAS, the Director has been and continues to be a valued member of the Board of Directors of the Company;

WHEREAS, the Company desires to assist the Director in acquiring a life insurance policy on the life of the Director (the "Policy"), by loaning an amount to the Director (or to a trust to be created by the Director), so that the loaned amount can be used by the Director (or the trust) to pay a premium for the Policy; and

WHEREAS, the Director agrees to forego all of the balance payable to the Director under the Retirement Plan Account in the Directors' Deferred Fee Plan of Kansas City Southern Industries, Inc. (the "Plan").

NOW, THEREFORE, in consideration for the aforementioned promises, and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows, intending to be legally bound.

1. The Company agrees to enter into a loan agreement (the "Loan Agreement") to provide a loan to the Director or to a trust (the "Trust") created by the Director. The terms of the loan shall be documented by a Promissory Note (the "Note") to be executed by the Company and the Director (or the Trust).

2. In consideration for the Company's promise to enter into the Loan Agreement, the Director's Retirement Plan Account balance in the Plan shall be reduced to zero effective March 31, 2001. The Director's balance in such account as of such date shall be foregone by the Director, and the Director hereby irrevocably waives his right to payment of such amount.

IN WITNESS WHEREOF, the parties hereby execute this Agreement, intending to be legally bound,

                                           Kansas City Southern Industries, Inc.


/s/ A. Edward Allinson                     By: /s/ Eric B. Freestone
-----------------------------------        -------------------------------------
A. Edward Allinson

March 27, 2001                             3-30-01
-----------------------------------        -------------------------------------
Date                                       Date

                                                                   Exhibit 10.36

                                 LOAN AGREEMENT

This Loan Agreement is made between A. Edward Allinson (the "Director") and Kansas City Southern Industries, Inc. (the "Company").

WHEREAS, the Director has been and continues to be a valued member of the Board of Directors of the Company;

WHEREAS, the Director and the Company have entered into an Agreement to Forego Compensation (the "Agreement") under which the Director has agreed to forego certain compensation; and

WHEREAS, in consideration for the Director entering into the Agreement, the Company has agreed, pursuant to this Loan Agreement, to make a loan to a trust created by the Director.

NOW THEREFORE, in consideration for the aforementioned promises, and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows, intending to be legally bound.

1. The Company agrees to loan $523,662 to The A. Edward Allinson Irrevocable Trust Agreement dated June 4, 2001, Courtney Ann Arnot, A. Edward Allinson III and Bradford J. Allinson, Trustees (the "Trust") with interest at the Applicable Federal Rate (AFR) provided for in Internal Revenue Code Section7872(f)(2)(A) or any successor Section in effect at the time the loan is made, with the loan principal amount to be used by the Trust to pay a premium on a life insurance policy on the life of the Director.

2. The terms of the loan shall be documented by a Promissory Note (the "Note") to be executed by the Company and the Trust.

IN WITNESS WHEREOF, the parties hereby execute this Agreement, intending to be legally bound,

                                           Kansas City Southern Industries, Inc.


/s/ A. Edward Allinson                     By: /s/ Eric B. Freestone
-----------------------------------        -------------------------------------
A. Edward Allinson

8-14-01                                    September 18, 2001
-----------------------------------        -------------------------------------
Date                                       Date

                                                                   Exhibit 10.36

                                 PROMISSORY NOTE

Principal Sum:  $523,662

Maker: The A. Edward Allinson Irrevocable Trust Agreement dated June 4, 2001, Courtney Ann Arnot, A. Edward Allinson III and Bradford
                J. Allinson, Trustees

Holder:         Kansas City Southern Industries, Inc.

FOR VALUE RECEIVED, the undersigned Maker (also referred to herein as the "Trust") promises to pay to the order of the Holder the Principal Sum, plus interest from the Loan Date (as hereinafter defined, and as indicated on Schedule A attached hereto) until the date paid, at the Loan Rate indicated in Schedule A.

The Maker agrees that the entire Principal Sum shall be used to pay a premium on the life insurance Policy described in Schedule A, and that no part of the Principal Sum shall be used for any other purpose. Such premium shall be paid by the Maker within ninety (90) days after the Loan Date (subject to an extension of up to sixty (60) days if so agreed by the parties). The "Loan Date" shall be the date on which the Holder pays the Principal Sum to the Maker, or if the Maker instructs the Holder to pay the Principal Sum amount directly to the insurer issuing the Policy, the date on which the Holder pays the amount to the insurer.

The entire Principal Sum, plus accrued interest thereon, shall be due and payable within ninety (90) days following the death of the Insured (as listed in Schedule A). Maker agrees to take all reasonable steps to ensure payment of the Policy death benefit promptly following the deaths of the Insureds.

All payments hereon shall be made in lawful money of the United States of America to the order of the Holder at 114 West 11th Street, Kansas City, MO 64105-1804 or at such other place as the Holder may designate in writing to the Maker from time to time. This Note may be prepaid by the Maker in whole or in part at any time without penalty or premium. If any payment due is not paid within ten (10) business days of the due date, such overdue amount shall bear interest from and after the due date until paid in full at the rate of 10% per annum, compounded annually, or at the maximum rate permitted by law, whichever is less.

At any time during the term of this Note, the Maker may elect to reset the Loan Rate. The Reset Loan Rate shall equal the Applicable Federal Rate provided for under Internal Revenue Code Section 7872(f)(2)(A), or any successor Section, with such rate

                                                                   Exhibit 10.36

to be the Applicable Federal Rate in effect on the Reset Date. The Reset Loan Rate shall be effective as of the Reset Date, which shall be specified in writing by the Maker to the Holder at least five (5) days in advance of such Reset Date. The outstanding loan principal and accrued interest at the Reset Date shall bear interest at the Reset Loan Rate from the Reset Date until the date paid. The Reset Loan Rate shall apply for the remaining term of the loan, and no further reset shall be allowed.

The Maker agrees that the Policy shall be owned solely by the Maker, that the Trust shall be designated as beneficiary to receive the Policy death benefit or any benefit paid at policy maturity, and that no other person or entity will have any interest in the policy, except as otherwise provided herein. Also, the Maker shall not surrender the Policy, in whole or in part, withdraw cash value from or borrow from the Policy, or otherwise pledge or encumber the Policy, except as expressly permitted by the terms of this Note. Maker further agrees that the entire Principal Sum and accrued interest shall become immediately due and payable, without any further demand or notice, all of which are expressly waived, upon the occurrence of any of the following events:

(1) The Maker fails to pay the Policy premium within the time allowed by the terms of this Note (including any permitted extensions).

(2) The Maker attempts to transfer all or any part of its interest in the Policy to any party, except that a transfer of Policy rights to a successor trustee under the terms of the Trust shall not be deemed a transfer for the purpose of this sentence.

(3) The Maker surrenders the Policy in whole or in part, or borrows from or withdraws cash value from the Policy, or otherwise pledges or encumbers the Policy.

(4) The Maker reduces the face amount of the Policy without the consent of the Holder, but only if the face amount reduction results in a distribution of policy cash values.

The obligations created by this Note are obligations of the Maker only, and no individual or entity who is a trustee of the Trust shall have any personal responsibility or liability with respect to this Note, except in such party's fiduciary capacity as a trustee. In addition, no beneficiary of the Trust, or creator of the Trust, shall have any personal responsibility or liability with respect to this Note, except to the extent of any Policy death benefits paid to any such beneficiary, in which case the Holder may pursue available legal remedies to recover any such amount if the Holder has not received payment of the full amount due to the Holder.

The Maker, the creator of the Trust, and any trustee or beneficiary of the Trust shall not be responsible for paying any additional amounts as Policy premiums, even if it becomes necessary to do so to prevent the Policy from lapsing. However, any such party may pay additional Policy premiums as it elects.

                                                                   Exhibit 10.36

The Holder may transfer or assign its rights under this Note to any individual or entity without the consent of the Maker. However, notice of any such transfer or assignment shall be given to the Maker by the Holder.

The Maker hereby waives presentment, demand for payment, notice of default and notice of protest. The Maker agrees to pay on demand all losses, costs and expenses incurred by the Holder in connection with the enforcement of this Note.

This Note shall be governed by and construed in accordance with the laws of the state of Missouri.

IN WITNESS WHEREOF, the undersigned parties have caused this Note to be duly executed under seal as of the date first above written.

Holder                                         Maker


By: /s/ Eric B. Freestone                      By: /s/ Courtney Ann Arnot
-------------------------------------          ---------------------------------
Kansas City Southern Industries, Inc.          Courtney Ann Arnot, Trustee

September 18, 2001                             /s/ A. Edward Allinson III
-------------------------------------          ---------------------------------
Date                                           A. Edward Allinson III, Trustee

                                               /s/ Bradford J. Allinson
                                               ---------------------------------
                                               Bradford J. Allinson, Trustee

                                               9-10-01
                                               ---------------------------------
                                               Date

                                                                   Exhibit 10.36

                                 PROMISSORY NOTE

                                   SCHEDULE A

Loan Date:            September 19, 2001

Loan Rate:            5.49% per annum compounded semi-annually

Policy

     Insurer:         American General Life Insurance Company

     Policy Number:   VL1005743V

     Insured:         A. Edward Allinson